Exhibit 99.1

June 2020 Investor Presentation INVESTOR PRESENTATION June 2020 JERNIGAN CAPITAL 6410 Poplar Ave, Suite 650 Memphis, TN 38119

June 2020 Investor Presentation SAFE HARBOR DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future performance, future book value, rates of return, exit capitalization rates, the timing of our investment cycle, future deliveries of new self-storage facilities in United States markets, the expected timing of completion of projects we finance, future profits from investments, our future stock price, our dividends to our common stockholders and the holders of our Series A and Series B Preferred Stock, our investment pipeline, our anticipated investment closings, future funding of existing investment commitments, the duration, severity and impact of the COVID-19 pandemic and resulting economic downturn, fair value measurements, our ability to acquire our developers’ interests in additional properties, our management team’s views of the self-storage market generally, our ability to successfully source, structure, negotiate and close investments in and acquisitions of self-storage facilities, the market dynamics of the MSAs in which our investments are located, our ability to fund our outstanding future investment commitments, our ability to own and manage our real estate assets, the availability, and the terms and our rate of deployment of equity capital and our ability to increase the borrowing base and use the accordion feature of our credit facility. The ultimate occurrence of events and results referenced in these forward-looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additional liquidity to fund our investment pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the potential impacts of the COVID-19 pandemic, the uncertainty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity participation interests. These forward-looking statements are based upon the Company's present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur. The Company undertakes no duty or responsibility to publicly update or revise any forward-looking statement to reflect future events or circumstances or to reflect the occurrence of unexpected events. Investors should not place undue reliance upon forward-looking statements. For a discussion of these and other risks facing our business, see the information under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, and those set forth in the Company’s other reports and information filed with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data. Unless otherwise indicated, all metrics presented herein are as of March 31, 2020. 2

June 2020 Investor Presentation INTRODUCTION OUR MISSION OUR TICKER SYMBOL Jernigan Capital provides debt and equity capital to private developers, owners and operators of self- storage facilities with a view toward eventual outright ownership of facilities we finance. Our mission is to maximize shareholder value by accumulating a multi-billion dollar investment portfolio consisting of the newest, most attractive and best located self-storage facilities in the United States through a talented and experienced team demonstrating the highest levels of integrity, dedication, excellence and community. 3

June 2020 Investor Presentation RECENT EVENTS 4 (1) As of May 31, 2020. ▪ Year-to-date 2020 activity(1): ▪ In February, purchased 100% of the Class A membership units of the LLCs that own Fort Lauderdale, Boston 2, Atlanta 4, Atlanta 6, Atlanta 5, Atlanta 3, Charlotte 2, Knoxville, and Louisville 1 development property investments. ▪ Closed the Internalization of the Company’s Advisor upon stockholder approval on February 20, 2020. ▪ Approximately 76% of total outstanding common stock represented at the special stockholders meeting; approximately 99% of shares represented voted in favor of internalization. ▪ In March, entered into an amended and restated senior secured revolving credit facility of up to $375 million with a syndicate of banks led by KeyBank National Association and BMO Harris Bank N.A. ▪ Subsequently in May, entered into a $100 million interest rate swap and a $100 million interest rate cap on the senior secured line of credit, locking in a maximum one-month LIBOR of 0.43% on $200 million of debt through March 24, 2023. ▪ Including the current weighted average credit spreads, these derivatives locked in a maximum cost of debt of approximately 3.1% on $200 million of debt, which is expected to decline as the assets constituting the borrowing base mature. ▪ In April, acquired 100% of the Class A membership units of the LLCs that own the Raleigh and Jacksonville 3 development property investments. ▪ With these acquisitions, the Company, either on balance sheet or in its SL1 Joint Venture, has acquired all developer/sponsor interests in 31 of the Gen V self-storage facilities for which it has provided development financing, representing approximately 41% of its total portfolio, or 50% of its open and operating portfolio, by net rentable square feet.

June 2020 Investor Presentation ▪ 100% ownership of 31 properties consolidated through acquisition of developers’ interests, either on balance sheet (26 properties) or in Heitman JV (five properties), representing 41% of the net rentable square feet in total portfolio, or 50% of the open and operating portfolio(4) ▪ 30 additional development projects completed and progressing through lease-up (including six in Heitman JV) ▪ 10 development projects under construction expected to deliver in 2020 and 2021 ▪ Near-term opportunity to consolidate a substantial majority of the remaining 40 development projects – 86% of JCAP-financed projects open and progressing through lease-up; 75% of such projects have completed at least one full leasing season(4) – Acquired developers’ interests in 11 facilities since the beginning of 2020(4) Significant Identified and Potential Growth Opportunities Compelling Investment Economics ▪ Solely focused on self-storage – top performing real estate sector in total shareholder return since 1994(1) ▪ Core Investment Structure – fixed return, plus profits interest plus Right of First Refusal (“RoFR”) = above-market investment yields and clear pathway to ownership of “best-in-class” self-storage portfolio with strong growth potential ▪ Motivated sellers and investment structures, including RoFRs, create opportunities to acquire developers’ interests in existing JCAP-financed projects at attractive development yields; 31 buyouts completed through May 31, 2020 (including five in joint venture with Heitman (“Heitman JV”)) Flexible Capital Structure Supports Strong Future Growth ▪ Demonstrated access to capital for external growth via public offerings of common and preferred stock, private preferred stock, ATM programs, credit facility, secured term loans, senior participations and joint venture transactions ▪ Identified sources of capital to fund all current commitments ▪ Strong ownership by senior executives, board and founder (~12%) and institutions (~73%)(5) High Quality Platform with Demonstrated Expertise ▪ 71 current investments totaling ~$863 million – $789 million on balance sheet and $74 million in Heitman JV(2) ▪ Dedicated team with extensive knowledge of and relationships within the self-storage industry ▪ Disciplined investment process; closed on only ~8% of the investments evaluated since IPO(3) ▪ Scalable corporate platform and best-of-class third party management by powerful REIT platforms – e.g. CUBE, EXR, LSI, PSA INVESTMENT HIGHLIGHTS (1) Source: Nareit. | (2) Represents closed loan commitments and wholly owned property investments as of May 31, 2020, excluding closed investments that have been repaid and closed investments the Company intends to forgo. | (3) Represents closed loan commitments and wholly owned property investments as of May 31, 2020, including closed investments that have been repaid and closed investments the Company intends to forgo. | (4) As of May 31, 2020. | (5) As of March 31, 2020. 5

June 2020 Investor Presentation EXPERIENCED AND ALIGNED SENIOR MANAGEMENT TEAM 6 Jonathan Perry President & Chief Investment Officer ▪ 20+ years in the self- storage industry ▪ CIO of CubeSmart, leading over $3.5 billion of self-storage investments ▪ Worked in various finance and real estate positions at Storage USA and its successor GE Capital Real Estate John Good Chairman & Chief Executive Officer ▪ President and COO of Jernigan Capital from June 2015 until October 2018; CEO since October 2018; IPO counsel to Jernigan Capital ▪ 28+ years of experience with national corporate / securities law firms ▪ Former corporate and securities counsel to CubeSmart ▪ Ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in Nareit since 1994 David Corak Senior Vice President, Corporate Finance ▪ 6+ years of sell-side research experience at Stifel Financial Corp. and B Riley FBR covering the self-storage sector amongst other REIT sectors ▪ 2+ years of banking experience at PNC Financial Services ▪ CFA® Charterholder Kelly Luttrell Senior Vice President & Chief Financial Officer ▪ 15+ years in accounting, including 11 years in Ernst & Young’s assurance practice ▪ Extensive experience with multiple equity and debt transactions for publicly- traded companies ranging from small cap companies to Fortune 100 companies ▪ Served in a leadership role for several years on large multi-family REIT engagement ▪ Certified Public Accountant ~12% INSIDER AND FOUNDER OWNERSHIP CREATES SIGNIFICANT ALIGNMENT OF INTERESTS

# HIGH ROI BUSINESS MODEL EXECUTED IN TOP SELF-STORAGE MARKETS

June 2020
Investor Presentation

## ATTRACTIVE RISK-ADJUSTED RETURNS THROUGH EQUITY PARTICIPATION



CubeSmart

**MIAMI 7 |** 18460 Pines Boulevard, Pembroke Pines, FL 33029



**MIAMI 4 |** 1103 SW 3rd Ave., Miami, FL 33130

### DEVELOPMENT INVESTMENTS

Ground-up Construction | Major Redevelopment

#### PRIMARY INVESTMENT STRATEGY

- Focus on programmatic self-storage development of Generation V facilities in top-tier markets
- Partner with experienced developers who desire a reliable, highly-experienced and fair capital partner:
  - High character, financial stability and proven track record for picking great sites
  - Known to JCAP management
  - Loyalty
- Target projects expected to generate mid-to-high teens unlevered IRR(1)
- RoFR or developer buyout allows JCAP long-term ownership at above-market long-term yields
- 31 developer buyouts consummated to date; average time from CofO to developer buyout = 16 months

#### TYPICAL INVESTMENT TERMS

- 90% to 97% LTC
- 6 year term
- RoFR
- Equity & cash flow participation
- 10% to 30% funded at origination; balance funded over 16 to 24 months

(1) Projected IRR range assumes the following: 3 to 5 year lease-up period, an 8.0% to 9.0% development yield, a 5.5% exit cap rate and a sale at stabilization.

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June 2020
Investor Presentation

# DEVELOPMENT PROJECT INVESTMENT TIMELINE

- Below is a timeline for a typical development project. JCAP investment targets include:
  - Targeted investment yield of at least 300bps above prevailing stabilized cap rate
  - Investment equal to 90-97% of total cost with fixed interest rate and additional PIK interest in higher percentage of cost investments
  - 49.9% profits interest and RoFR
  - 1.0% origination fee

**TOTAL FAIR VALUE GAIN = (STABILIZED VALUE - TOTAL COST) X 49.9%**


Construction Start → Stabilization
~4 to 7 YEARS
Investment Closing
Construction Completion
Stabilization
Term Sheet to Closed Investment
Facility Construction
(~90% of JCAP commitment funded by construction completion)
Lease-up Period
(Remaining ~10% of JCAP commitment funded over first 12 to 18 months of lease-up)
2 to 4 MONTHS
16 to 24 MONTHS
Fair value accounting recognition of 1/3 estimated profit between 40% completion and substantial completion
3 to 5 YEARS
Fair value accounting recognition of balance of estimated profit over remaining term of investment
Cumulative % of Total Fair Value Gain Recognized
~33%
~45% to 50%
100%

8

June 2020 Investor Presentation SELECTIVE SITE SELECTION (1) Represents closed loan commitments and wholly owned property investments as of May 31, 2020, including closed investments that have been repaid and closed investments the Company intends to forgo. $11.9 billion INVESTMENTS REVIEWED $1.4 billion TERM SHEETS ISSUED $1.0 billion SIGNED TERM SHEETS $1.0 billion (~8% of Evaluated) CLOSED INVESTMENTS(1) 9 STRINGENT UNDERWRITING PROCESS BASED ON MANAGEMENT’S EXTENSIVE EXPERIENCE AND SUCCESSFUL TRACK RECORD INVESTING IN SELF-STORAGE

June 2020 Investor Presentation HIGH QUALITY SELF-STORAGE PROPERTIES LOCATED IN ATTRACTIVE MARKETS Note: Percentages and Company’s market average are weighted based on committed total investment amounts. | (1) Source: Census Bureau. | (2) As of May 31, 2020. | (3) Other markets include Austin, Baltimore, Boston, Charlotte, Columbia, Fort Lauderdale, Houston, Kansas City, Knoxville, Louisville, Milwaukee, New Haven, New Orleans, Philadelphia, Pittsburgh, Raleigh, Stamford, and Washington, DC. PORTFOLIO HIGHLIGHTS ▪ Investments in a portfolio of newly built, multi-story, climate controlled, Class-A self-storage facilities primarily located within the best submarkets of the top 50 MSAs ▪ 96% of facilities located within the top 50 MSAs; 82% located within the top 25 MSAs(1) ▪ Target submarkets are characterized by strong projected population growth and below average self-storage supply ▪ Seek submarkets positioned for high return self-storage development ▪ High density, population growth and household incomes ▪ Concentration of renters (particularly millennials) 10 GEOGRAPHIC DIVERSIFICATION BY MSA(2)(3) New York City 19% Miami 17% Atlanta 14% Orlando 5% Jacksonville 5% Los Angeles 4% Minneapolis 4% Denver 4% Tampa 3% Other 24% EXPOSURE TO TOP MSAs(2) 82% 96% 0% 20% 40% 60% 80% 100% Top 25 Top 50

# ATTRACTIVE INVESTMENT PORTFOLIO

June 2020
Investor Presentation

## $863 MILLION COMMITTED[1] / 71 INVESTMENTS[1]

| | # of Properties | # of Properties Open & Operating | # of Properties Under Construction | Size (NRSF) | Total Investment Commitment |
|---|---|---|---|---|---|
| **ON-BALANCE SHEET** | | | | | |
| Wholly Owned Assets | 26 | 26 | - | 1,970,147 | $360,480 |
| Development Property Investments | 34 | 24 | 10 | 2,876,550 | $428,284 |
| **HEITMAN JV*** | | | | | |
| Wholly Owned Assets | 5 | 5 | - | 371,465 | $57,257 |
| Development Property Investments | 6 | 6 | - | 457,494 | $17,027 |
| **TOTAL** | 71 | 61 | 10 | 5,675,656 | $863,048 |

* Heitman JV commitment amounts represent total Heitman JV investment, of which JCAP has a 10% interest.

## KEY PORTFOLIO STATISTICS

- 61 facilities, or ~86% of investments, open and operating
  - 58.2% average physical occupancy after 23 average months open[4]
- 46 facilities, or ~65% of investments, open for at least one full leasing season[3]
  - 69.2% average physical occupancy after 28 average months open[4]
- Increase to ~90% of investments open and operating expected by 12/31/2020
- ~83% of current development investments expected to be completed by 12/31/2020

## INVESTMENTS BY TYPE


48%
52%
Wholly Owned: 48%; $417.7 million[2]
Development: 52%; $445.3 million

## STATUS OF INVESTMENTS


8%
10%
36%
22%
11%
14%
2016: 8%; $67.7 million delivered
2017: 10%; $82.9 million delivered
2018: 36%; $308.0 million delivered
2019: 22%; $189.9 million delivered
2020E: 11%; $91.5 million expected to deliver
2021E: 14%; $123.1 million expected to deliver

Notes: Percentage of portfolio based on committed total investment amounts. Portfolio overview statistics exclude pipeline investments, including those with executed term sheets. | **(1)** Represents closed loan commitments and wholly owned property investments as of May 31, 2020, excluding closed investments that have been repaid and closed investments the Company intends to forgo. | **(2)** Represents JCAP Capital Investment, which includes the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. | **(3)** Represents properties opened on or before April 1, 2019, based on management's self-storage experience. | **(4)** Occupancy and months open as of May 31, 2020. Average occupancy weighted based on net rentable square feet.

11

June 2020 Investor Presentation CAPTIVE ACQUISITIONS PIPELINE Note: Percentages and Company’s market average are weighted based on committed total investment amounts. | (1) Excludes JCAP Miami and the five assets underlying the Miami bridge portfolio. | (2) As of May 31, 2020. PORTFOLIO HIGHLIGHTS ▪ JCAP has historically acquired developer interests approximately 16 months after the underlying properties attain a certificate of occupancy(1)(2) ▪ There are currently 18 development property investments that are 16 months or older with an additional six achieving that milestone by 12/31/20 ▪ The pace of developer buyouts has accelerated since mid-2019 ▪ JCAP has consolidated ownership of 11 assets (all on balance sheet) year-to-date in 2020, including a 9-pack portfolio developer buyout in February 2020 12 DEVELOPMENT INVESTMENT PORTFOLIO (NUMBER OF MONTHS OPEN(2)) COMPLETED ACQUISITIONS(2) 5 9 8 3 5 3 7 0 2 4 6 8 10 24+ Months 18 to 24 Months 12 to 18 Months 6 to 12 Months 0 to 6 Months 2020 Delivery 2021 Delivery Property Count 1 1 5 5 6 7 12 12 19 20 29 31 0 5 10 15 20 25 30 35 40 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 QTD 2Q20 Property Count Cumulative During Quarter

June 2020 Investor Presentation 13 JCAP Investment Portfolio Note: As of May 31, 2020. Boston Washington, DC Kansas City New Haven-Stamford New York City-Northern NJ Philadelphia Tampa Los Angeles Baltimore Miami Atlanta Orlando Minneapolis Jacksonville Houston Austin New Orleans Knoxville Louisville Charlotte Columbia Milwaukee Pittsburgh Raleigh Denver Development Markets Completed Completed & Under Construction Under Construction

June 2020 Investor Presentation BUSINESS MODEL PROVEN FROM ORIGINATION TO ACQUISITION (1) Funded principal balance of the loan (net of unamortized origination fees) as of the date of acquisition. | (2) Represents cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition. PROPERTY HIGHLIGHTS ▪ Multi-story, climate controlled facility totaling 80,569 NRSF ▪ Investment originated in March 2017; C/O achieved May 2019; JCAP acquired developer interest February 2020 ▪ Project located east of I-95 in dense, rapidly growing submarket ▪ Submarket information: ▪ 130,000 population with projected growth of 1.0% per annum ▪ Per capita income of $42,000 ▪ 45% renter occupied units KEY METRICS ($ in 000s) Date Acquired February 2020 JCAP Loan Balance Outstanding(1) $9,419 JCAP Incremental Capital Investment(2) $5,040 Total JCAP Capital Investment $14,459 Physical Occupancy / Months Open (as of May 31, 2020) 59% / 13 FORT LAUDERDALE | 5601 NE 14th Ave Fort Lauderdale, FL 33334 14

# WHOLLY OWNED PROPERTIES

June 2020
Investor Presentation

## JCAP NOW HAS 100% OWNERSHIP OF 26 ON-BALANCE SHEET SELF-STORAGE FACILITIES

### SUMMARY & HIGHLIGHTS

- Development and bridge loans on the 26 properties converted to equity ownership by JCAP or Heitman JV
- Recent acquisitions demonstrate JCAP's ability to execute long-term strategy to own developed assets at compelling yields



**JACKSONVILLE 1** | 1939 East West Pkwy Fleming Island, FL 32003

| LOCATION (MSA) | DATE OPENED | DATE ACQUIRED | NRSF(1) | Months Open(2) | % PHYSICAL OCCUPANCY(2) |
|---|---|---|---|---|---|
| Orlando 1/2 | May-2016 | Aug-2017 | 93,965 | 49 | 92.3% |
| Jacksonville 1 | Aug-2016 | Jan-2018 | 59,848 | 46 | 83.2% |
| Atlanta 2 | May-2016 | Feb-2018 | 66,187 | 48 | 83.4% |
| Atlanta 1 | May-2016 | Feb-2018 | 71,718 | 48 | 90.0% |
| Pittsburgh | May-2017 | Feb-2018 | 47,828 | 37 | 76.5% |
| Charlotte 1 | Aug-2016 | Aug-2018 | 86,750 | 45 | 72.7% |
| New York City 1 | Sep-2017 | Dec-2018 | 105,272 | 32 | 76.3% |
| New Haven | Dec-2016 | Mar-2019 | 64,225 | 42 | 89.3% |
| Jacksonville 2 | Mar-2018 | Aug-2019 | 70,255 | 26 | 73.3% |
| Miami | Feb-2020 | Jul-2019 | 69,739 | 4 | 20.7% |
| Miami 6 | Aug-2016 | Sep-2019 | 76,765 | 46 | 86.1% |
| Miami 4 | Oct-2016 | Sep-2019 | 74,635 | 44 | 94.6% |
| Miami 8 | Dec-2016 | Sep-2019 | 51,923 | 42 | 90.7% |
| Miami 7 | Mar-2018 | Sep-2019 | 86,450 | 26 | 73.0% |
| Miami 5 | Aug-2018 | Sep-2019 | 77,075 | 22 | 70.5% |
| Atlanta 4 | Jul-2018 | Feb-2020 | 104,072 | 23 | 43.0% |
| Louisville 1 | Aug-2018 | Feb-2020 | 65,871 | 22 | 54.9% |
| Charlotte 2 | Aug-2018 | Feb-2020 | 76,545 | 21 | 57.3% |
| Atlanta 6 | Oct-2018 | Feb-2020 | 82,690 | 20 | 48.6% |
| Knoxville | Nov-2018 | Feb-2020 | 72,455 | 18 | 75.0% |
| Boston 2 | Mar-2019 | Feb-2020 | 76,606 | 14 | 50.4% |
| Atlanta 5 | Apr-2019 | Feb-2020 | 87,150 | 14 | 32.9% |
| Fort Lauderdale | May-2019 | Feb-2020 | 80,569 | 13 | 59.1% |
| Atlanta 3 | Aug-2019 | Feb-2020 | 93,283 | 10 | 32.4% |
| Raleigh | Mar-2018 | Apr-2020 | 60,171 | 27 | 78.5% |
| Jacksonville 3 | Nov-2018 | May-2020 | 68,100 | 19 | 48.2% |
| **TOTAL / AVG.** | | | **1,970,147** | | **66.3%** |

(1) The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | (2) Physical occupancy and months open as of May 31, 2020. Average weighted based on NRSF.

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June 2020
Investor Presentation

# JCAP CAPITAL SOURCES AND INVESTMENT USES

## SUMMARY & HIGHLIGHTS

- $77 million total estimated investment remaining on existing commitments (including non-cash interest reserves of ~$26 million)
- The Company may use any combination of the following capital sources to fund additional capital needs:
  - Potential capital recycling opportunities:
    - Refinancing of JCAP mortgage indebtedness (49.9% profits interest and RoFR retained)
    - Loan Repayments
    - Sales of facilities underlying current development investments to third parties
  - Common Stock issuances, including through the ATM Program

## SOURCES AND USES FOR INVESTMENT AS OF 3/31/2020 *($ in millions)*

| ESTIMATED CAPITAL TO BE USED IN INVESTING ACTIVITIES[1] | |
|---|---|
| Contractual investment obligations: | |
| Development property investments[2] | $77 |
| **Total to Fund Investments** | **$77** |
| **KNOWN/COMMITTED CAPITAL SOURCES** | |
| Cash and cash equivalents as of March 31, 2020 | $7 |
| Current net borrowing base capacity under credit facility[3] | 52 |
| Additional capital needed to fund existing commitments | 18 |
| **Total Sources** | **$77** |
| **ESTIMATED ADDITIONAL SOURCES OF CAPITAL** | |
| Borrowing base additions under credit facility - within one year[3] | $30-$60 |
| Repayments on forgone investments | 16 |
| Issuance of common stock under ATM (remaining ATM availability) | 81 |
| Repayments/refinancings of existing JCAP mortgages - within one year | 15-25 |
| **Total Additional Sources** | **$142-$182** |

## ESTIMATED FUNDING PER YEAR ON EXISTING COMMITMENTS[2] *($ in millions)*


$50
$40
$30
$20
$10
$-
$39
$30
$8
2020R
2021
Thereafter

(1) Does not include financing spend or operating cash flow. | (2) Includes non-cash interest reserves of approximately $26 million. | (3) As of March 31, 2020, the Company had $51.6 million of net borrowing base capacity under the Credit facility after considering the $198.0 million outstanding. The Company expects the borrowing base capacity to increase by $30 to $60 million by March 31, 2021 as additional assets are added and as assets are transferred within the borrowing base to wholly owned collateral tranches.

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June 2020 Investor Presentation CONTACT JERNIGAN CAPITAL JERNIGAN CAPITAL, INC investorrelations@jernigancapital.com 6410 Poplar Ave, Suite 650 Memphis, TN 38119 www.jernigancapital.com 17

June 2020 Investor Presentation APPENDIX

June 2020
Investor Presentation

# PORTFOLIO DETAIL – WHOLLY OWNED PROPERTIES

**Current Portfolio**

| *$ in 000s* Location (MSA) | Date Acquired | Date Opened | Size (NRSF) [1] | Months Open [2] | % Physical Occupancy [2][3] | JCAP Capital Investment [4] |
|---|---|---|---|---|---|---|
| **REIT Level Investments - as of 3/31/20** | | | | | | |
| Atlanta 2 | 2/2/2018 | 5/24/2016 | 66,187 | 48 | 83.4% | 8,766 |
| Atlanta 1 | 2/2/2018 | 5/25/2016 | 71,718 | 48 | 90.0% | 10,467 |
| Atlanta 4 | 2/21/2020 | 7/12/2018 | 104,072 | 23 | 43.0% | 17,611 |
| Atlanta 6 | 2/10/2020 | 10/15/2018 | 82,690 | 20 | 48.6% | 15,031 |
| Atlanta 5 | 2/10/2020 | 4/8/2019 | 87,150 | 14 | 32.9% | 21,910 |
| Atlanta 3 | 2/10/2020 | 8/6/2019 | 93,283 | 10 | 32.4% | 16,790 |
| **Atlanta MSA** | | | **505,100** | **27** | **52.2%** | **$90,575** |
| Miami 6 | 9/17/2019 | 8/12/2016 | 76,765 | 46 | 86.1% | |
| Miami 4 | 9/17/2019 | 10/9/2016 | 74,635 | 44 | 94.6% | |
| Miami 8 | 9/17/2019 | 12/12/2016 | 51,923 | 42 | 90.7% | |
| Miami 7 | 9/17/2019 | 3/26/2018 | 86,450 | 26 | 73.0% | |
| Miami 5 | 9/17/2019 | 8/13/2018 | 77,075 | 22 | 70.5% | |
| Miami | 7/2/2019 | 2/10/2020 | 69,739 | 4 | 20.7% | 20,574 |
| **Miami MSA** | | | **436,587** | **30** | **72.3%** | **$110,190** |
| Charlotte 1 | 8/31/2018 | 8/18/2016 | 86,750 | 45 | 72.7% | 10,525 |
| Charlotte 2 | 2/10/2020 | 8/30/2018 | 76,545 | 21 | 57.3% | 15,260 |
| **Charlotte MSA** | | | **163,295** | **33** | **65.5%** | **$25,785** |
| Jacksonville 1 | 1/10/2018 | 8/12/2016 | 59,848 | 46 | 83.2% | 8,687 |
| Jacksonville 2 | 8/16/2019 | 3/27/2018 | 70,255 | 26 | 73.3% | 9,491 |
| **Jacksonville MSA** | | | **130,103** | **36** | **77.9%** | **$18,178** |

Note: Represents portfolio as of 3/31/2020. | **(1)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(2)** As of May 31, 2020. | **(3)** Average weighted based on NRSF. | **(4)** JCAP Capital Investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition.

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June 2020
Investor Presentation

# PORTFOLIO DETAIL – WHOLLY OWNED PROPERTIES (continued)

**Current Portfolio**

| *$ in 000s* Location (MSA) | Date Acquired | Date Opened | Size (NRSF) [(1)] | Months Open [(2)] | % Physical Occupcany [(2)(3)] | JCAP Capital Investment [(4)] |
|---|---|---|---|---|---|---|
| **REIT Level Investments - as of 3/31/20** | | | | | | |
| Orlando 1/2 | 8/9/2017 | 5/1/2016 | 93,965 | 49 | 92.3% | 12,049 |
| New Haven | 3/8/2019 | 12/16/2016 | 64,225 | 42 | 89.3% | 9,511 |
| Pittsburgh | 2/20/2018 | 5/11/2017 | 47,828 | 37 | 76.5% | 8,100 |
| New York City 1 | 12/21/2018 | 9/29/2017 | 105,272 | 32 | 76.3% | 20,440 |
| Louisville 1 | 2/10/2020 | 8/15/2018 | 65,871 | 22 | 54.9% | 10,137 |
| Knoxville | 2/10/2020 | 11/30/2018 | 72,455 | 18 | 75.0% | 11,139 |
| Boston 2 | 2/14/2020 | 3/19/2019 | 76,606 | 14 | 50.4% | 10,889 |
| Fort Lauderdale | 2/14/2020 | 5/2/2019 | 80,569 | 13 | 59.1% | 14,459 |
| **Total Wholly Owned Properties** | | | **1,841,876** | **29** | **66.5%** | **$341,452** |

20

Note: Represents portfolio as of 3/31/2020. | **(1)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(2)** As of May 31, 2020. | **(3)** Average weighted based on NRSF. | **(4)** JCAP Capital Investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition.

June 2020
Investor Presentation

# PORTFOLIO DETAIL – COMPLETED DEVELOPMENT INVESTMENTS

**Current Portfolio**

| *$ in 000s* Location (MSA) | Investment Date | Date Opened | Size (NRSF) [1] | Months Open [2] | % Physical Occupcany [2][3] | Commitment | Funded Investment | Remaining Unfunded Commitment [4] | Fair Value |
|---|---|---|---|---|---|---|---|---|---|
| **REIT Level Investments - as of 3/31/20** | | | | | | | | | |
| Orlando 3 | 2/24/2017 | 7/26/2018 | 69,558 | 22 | 63.8% | 8,056 | 7,905 | 151 | 9,741 |
| Orlando 4 | 8/30/2017 | 1/16/2019 | 76,340 | 17 | 57.9% | 9,037 | 8,156 | 881 | 10,132 |
| Orlando 5 | 6/7/2018 | 12/27/2019 | 75,736 | 5 | 16.0% | 12,969 | 11,206 | 1,763 | 12,480 |
| **Orlando MSA** | | | **221,634** | **15** | **45.4%** | **$30,062** | **$27,267** | **$2,795** | **$32,353** |
| Tampa 4 | 6/12/2017 | 10/9/2018 | 72,665 | 20 | 62.8% | 10,266 | 9,808 | 458 | 12,748 |
| Tampa 3 | 5/19/2017 | 11/29/2018 | 70,574 | 18 | 59.1% | 9,224 | 8,470 | 754 | 10,079 |
| Tampa 2 | 5/2/2017 | 5/9/2019 | 70,967 | 13 | 46.3% | 8,091 | 7,776 | 315 | 9,156 |
| **Tampa MSA** | | | **214,206** | **17** | **56.1%** | **$27,581** | **$26,054** | **$1,527** | **$31,983** |
| Minneapolis 2 | 2/8/2018 | 3/14/2019 | 83,648 | 15 | 35.8% | 10,543 | 10,077 | 466 | 10,368 |
| Minneapolis 1 | 11/21/2017 | 9/3/2019 | 88,898 | 9 | 22.0% | 12,674 | 11,281 | 1,393 | 12,079 |
| Minneapolis 3 | 4/6/2018 | 12/13/2019 | 87,375 | 6 | 13.5% | 12,883 | 10,898 | 1,985 | 11,713 |
| **Minneapolis MSA** | | | **259,921** | **10** | **23.6%** | **$36,100** | **$32,256** | **$3,844** | **$34,160** |
| Denver 2 | 4/20/2017 | 7/31/2018 | 74,307 | 22 | 59.7% | 11,164 | 11,009 | 155 | 10,904 |
| Denver 1 | 4/20/2017 | 6/28/2019 | 59,524 | 11 | 35.1% | 9,806 | 9,789 | 17 | 10,420 |
| **Denver MSA** | | | **133,831** | **17** | **48.8%** | **$20,970** | **$20,798** | **$172** | **$21,324** |
| New York City 2 [5] | 6/30/2017 | 12/28/2018 | 40,951 | 17 | 45.1% | 27,982 | 29,692 | 163 | 29,063 |
| New York City 5 | 12/28/2017 | 3/9/2020 | 90,575 | 3 | 12.0% | 16,073 | 14,991 | 1,082 | 17,657 |
| **New York City MSA** | | | **131,526** | **10** | **22.3%** | **$44,055** | **$44,683** | **$1,245** | **$46,720** |

Note: Represents portfolio as of 3/31/2020. | **(1)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(2)** As of May 31, 2020. | **(3)** Average weighted based on NRSF. | **(4)** Commitment is fixed during underwriting at an amount deemed sufficient to cover interest carry and excess operating expenses over rental revenue during lease-up and deferred developer's fees (if any) payable upon stabilization. Remaining unfunded commitment on completed projects is expected to be utilized primarily for such purposes. To the extent not needed for such purposes, such commitment will not be advanced. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment.

21

# PORTFOLIO DETAIL – COMPLETED DEVELOPMENT INVESTMENTS (continued)

June 2020
Investor Presentation

**Current Portfolio**

| *$ in 000s* Location (MSA) | Investment Date | Date Opened | Size (NRSF) [1] | Months Open [2] | % Physical Occupcany [2][3] | Commitment | Funded Investment | Remaining Unfunded Commitment [4] | Fair Value |
|---|---|---|---|---|---|---|---|---|---|
| **REIT Level Investments - as of 3/31/20** | | | | | | | | | |
| Milwaukee | 7/2/2015 | 10/9/2016 | 81,489 | 44 | 82.0% | 7,650 | 7,648 | 2 | 8,503 |
| Austin | 10/27/2015 | 3/16/2017 | 76,134 | 39 | 96.6% | 8,658 | 8,136 | 522 | 8,111 |
| Raleigh [5] | 8/14/2015 | 3/8/2018 | 60,171 | 27 | 78.5% | 8,792 | 8,789 | 3 | 8,558 |
| Boston 1 [6] | 6/29/2017 | 8/8/2018 | 90,503 | 22 | 55.4% | - | - | - | 3,700 |
| Louisville 2 | 9/28/2017 | 8/31/2018 | 76,603 | 21 | 50.8% | 9,940 | 9,695 | 245 | 11,252 |
| Jacksonville 3 [8] | 7/27/2017 | 11/6/2018 | 68,100 | 19 | 48.2% | 8,096 | 7,889 | 207 | 10,061 |
| Baltimore 1 [5] | 6/19/2017 | 11/20/2018 | 83,560 | 18 | 36.8% | 10,775 | 11,204 | 162 | 13,421 |
| New Orleans | 2/24/2017 | 12/21/2018 | 86,545 | 17 | 52.4% | 12,549 | 12,148 | 401 | 14,383 |
| Philadelphia [5][7] | 3/30/2018 | 4/25/2019 | 69,930 | 13 | 43.4% | 14,338 | 11,536 | 3,264 | 11,807 |
| Houston [7] | 3/1/2017 | 5/21/2019 | 131,845 | 12 | 22.3% | 14,825 | 14,825 | - | 17,820 |
| Stamford [5] | 3/15/2019 | 10/24/2019 | 38,650 | 7 | 25.3% | 2,904 | 3,115 | - | 5,167 |
| Kansas City | 5/23/2018 | 12/12/2019 | 76,822 | 6 | 20.9% | 9,968 | 8,423 | 1,545 | 9,750 |
| Atlanta 7 | 5/15/2018 | 3/23/2020 | 73,972 | 2 | 4.0% | 9,418 | 6,923 | 2,495 | 8,045 |
| **Total Completed Development Investments** | | | **1,975,442** | **16** | **43.1%** | **$276,681** | **$261,389** | **$18,429** | **$297,118** |

Note: Represents portfolio as of 3/31/2020. | **(1)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(2)** As of May 31, 2020. | **(3)** Average weighted based on NRSF. | **(4)** Commitment is fixed during underwriting at an amount deemed sufficient to cover interest carry and excess operating expenses over rental revenue during lease-up and deferred developer's fees (if any) payable upon stabilization. Remaining unfunded commitment on completed projects is expected to be utilized primarily for such purposes. To the extent not needed for such purposes, such commitment will not be advanced. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment. | **(6)** This loan was repaid in full through a refinancing negotiated by our partner. The investment represents our 49.9% Profits Interest which was retained during the transaction. | **(7)** The Company has commenced foreclosure proceedings against the borrower. | **(8)** Subsequent to March 31, 2020, the Company purchased its partner's 50.1% Profits Interest in these investments.

22

# PORTFOLIO DETAIL – DEVELOPMENT INVESTMENTS IN PROGRESS

June 2020
Investor Presentation

**Current Portfolio**

| *$ in 000s* Location (MSA) | Investment Date | Estimated CO Quarter [(1)] | Size (NRSF) [(2)] | Commitment | Funded Investment | Remaining Unfunded Commitment | Fair Value |
|---|---|---|---|---|---|---|---|
| **REIT Level Investments - as of 3/31/20** | | | | | | | |
| Los Angeles 1 | 9/14/2017 | Q3 2021 | 120,038 | 28,750 | 10,393 | 18,357 | 10,365 |
| Miami 1 | 9/14/2017 | Q2 2020 | 69,555 | 14,657 | 13,417 | 1,240 | 14,215 |
| Miami 3 [(3)] | 11/16/2017 | Q2 2020 | 96,295 | 20,168 | 13,714 | 6,879 | 14,979 |
| New York City 4 | 12/15/2017 | Q3 2020 | 78,325 | 10,591 | 7,705 | 2,886 | 8,835 |
| Los Angeles 2 [(3)] | 6/12/2018 | Q2 2021 | 117,097 | 9,298 | 9,332 | 649 | 9,579 |
| New York City 6 | 3/1/2019 | Q3 2021 | 76,250 | 18,796 | 3,572 | 15,224 | 3,462 |
| New York City 7 [(3)] | 4/18/2019 | Q1 2021 | 95,331 | 23,462 | 9,823 | 13,827 | 9,451 |
| New York City 8 [(3)] | 5/8/2019 | Q4 2021 | 193,763 | 21,000 | 22,306 | - | 22,384 |
| New York City 9 [(3)] | 7/11/2019 | Q2 2021 | 105,950 | 13,095 | 13,751 | - | 13,588 |
| New York City 10 [(3)] | 8/21/2019 | Q2 2021 | 76,775 | 8,674 | 9,041 | - | 8,933 |
| **Total Development Investments in Progress** | | | **1,029,379** | **$168,491** | **$113,054** | **$59,062** | **$115,791** |
| **Total REIT Committed Investments - as of 3/31/20** | | | | **$786,624** | **NA** | **NA** | **NA** |
| Miami 2 [(3)(4)] | 10/12/2017 | | | 9,459 | 1,528 | 8,023 | 1,287 |
| New York City 3 [(3)(4)] | 10/30/2017 | | | 15,301 | 6,932 | 8,717 | 6,426 |
| Boston 3 [(4)] | 12/27/2017 | | | 10,174 | 2,805 | 7,369 | 2,683 |
| Miami 9 [(3)(4)] | 5/1/2018 | | | 12,421 | 3,642 | 8,951 | 3,424 |
| Baltimore 2 [(4)] | 11/16/2018 | | | 9,247 | 770 | 8,477 | 706 |
| **Total Foregone Investments** | | | | **$56,602** | **$15,677** | **$41,537** | **$14,526** |

Note: Represents portfolio as of 3/31/2020. | **(1)** Estimated C/O dates represent the Company's best estimate as of March 31, 2020 based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(2)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(3)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment. | **(4)** We expect minimal additional fundings on these investments as we and our respective developer partners are in active dialogues concerning the repayment of our outstanding principal along with any current and future accrued interest.

23

# PORTFOLIO DETAIL – HEITMAN JV

June 2020
Investor Presentation

**Current Portfolio**

| *$ in 000s* Location (MSA) | Date Acquired | Date Opened | Size (NRSF) [1] | Months Open [2] | % Physical Occupcany [2][3] | JV Capital Investment [4] |
|---|---|---|---|---|---|---|
| **Heitman Joint Venture** | | | | | | |
| Jacksonville | 1/28/2019 | 7/26/2017 | 80,621 | 34 | 90.8% | 12,564 |
| Atlanta 2 | 1/28/2019 | 9/14/2017 | 70,089 | 33 | 78.8% | 10,079 |
| Denver | 1/28/2019 | 12/14/2017 | 85,500 | 30 | 72.0% | 13,899 |
| Atlanta 1 | 1/28/2019 | 4/12/2018 | 71,147 | 26 | 63.2% | 11,770 |
| Raleigh | 11/7/2019 | 6/8/2018 | 64,108 | 24 | 68.2% | 8,945 |
| **Total Heitman JV Wholly Owned Properties** | | | **371,465** | **29** | **75.0%** | **$57,257** |

| Location (MSA) | Investment Date | Date Opened | Size (NRSF) [1] | Months Open [2] | % Physical Occupcany [2][3] | Commitment | Funded Investment | Remaining Unfunded Commitment [6] | Fair Value |
|---|---|---|---|---|---|---|---|---|---|
| **Heitman Joint Venture** | | | | | | | | | |
| Columbia | 9/28/2016 | 8/23/2017 | 70,935 | 33 | 86.8% | 9,199 | 9,073 | 126 | 10,199 |
| Washington DC [5] | 4/15/2016 | 9/25/2017 | 90,405 | 32 | 79.4% | - | - | - | 3,795 |
| Miami 1 [5] | 5/14/2015 | 2/23/2018 | 75,770 | 27 | 74.0% | - | - | - | 1,608 |
| Fort Lauderdale [5] | 9/25/2015 | 7/26/2018 | 87,384 | 22 | 77.8% | - | - | - | 4,884 |
| Miami 2 [5] | 5/14/2015 | 10/30/2018 | 73,890 | 19 | 78.8% | - | - | - | 1,661 |
| New Jersey | 7/21/2016 | 1/24/2019 | 59,110 | 16 | 59.8% | 7,828 | 7,429 | 399 | 8,559 |
| **Total Heitman JV Development** | | | **457,494** | **25** | **76.7%** | **$17,027** | **$16,502** | **$525** | **$30,706** |
| **Total Heitman JV Committed Investments - as of 3/31/20** | | | | | | **$74,284** | **NA** | **NA** | **NA** |
| **Total REIT + Heitman JV Committed Investments - as of 3/31/20** | | | | | | **$860,908** | **NA** | **NA** | **NA** |

Note: Represents portfolio as of 3/31/2020. | **(1)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(2)** As of May 31, 2020. | **(3)** Average weighted based on NRSF. | **(4)** JV Capital Investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. | **(5)** The SL1 Venture's loan was repaid in full through a refinancing initiated by the SL1 Venture's partner. This investment represents the SL1 Venture's 49.9% Profits Interest which was retained during the transaction. | **(6)** Commitment is fixed during underwriting at an amount deemed sufficient to cover interest carry and excess operating expenses over rental revenue during lease-up and deferred developer's fees (if any) payable upon stabilization. Remaining unfunded commitment on completed projects is expected to be utilized primarily for such purposes. To the extent not needed for such purposes, such commitment will not be advanced.

24

# HEITMAN CAPITAL MANAGEMENT JOINT VENTURE OVERVIEW

June 2020
Investor Presentation

- On March 7, 2016, JCAP, through its operating company, entered into a limited liability company agreement to form a real estate venture ("JV" or "SL1 Venture") partnership with an investment vehicle of Heitman Capital Management for an initial total commitment by the parties of up to $122.2 million, which was later increased to $123.3 million.
- On January 28, 2019, the JV purchased 100% of the developers' interests in the LLCs that own the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments.
- On February 27, 2019, the SL1 Venture closed on a $36.1 million term loan secured by these four properties. LIBOR on the full notional amount of the term debt was fixed with an interest rate swap effective 4/1/2019 resulting in a total interest rate of 4.44%.
- On September 17, 2019, the SL1 Venture's Washington, D.C. development investment was repaid in full through a refinancing initiated by the SL1 Venture's partner. The SL1 Venture's 49.9% Profits Interest was retained during the transaction.
- On November 7, 2019, the SL1 Venture increased to five the number of self-storage facilities wholly owned through a developer buyout of the self-storage facility underlying the SL1 Venture's Raleigh development investment.

| | |
|---|---|
| JV Partner | Heitman Capital Management LLC |
| Initial Investment Structure | 90% Heitman / 10% JCAP |
| Current JV Commitment | $74 million (including capital investment in the five properties wholly owned by the venture) |
| JCAP Fee Overview | A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution<br>B. Administrative Fee (Capped)<br>C. Promote:<br>(i) 90% / 10% split through 14% IRR<br>(ii) 80% / 20% split through 17% IRR<br>(iii) 70% / 30% split through 20% IRR<br>(iv) 60% / 40% split after 20% IRR |
| Substantial Advantages of this Structure | Match funding, no dilution, favorable promote structure |

25

June 2020 Investor Presentation HIGHLAND CAPITAL SERIES A PREFERRED OVERVIEW Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital through September 2018 Current Balance $136 million as of March 31, 2020(1) Investment Term JCAP has the right to redeem Series A Preferred Stock after August 1, 2021 Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or additional Series A Preferred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited generally to 14% IRR In January 2018, executed amendment to the agreement which has the effect of leveling out the PIK dividend through the second quarter of 2021 Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests ▪ On July 27, 2016, JCAP entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of Series A Preferred Stock 26 (1) Includes additional Series A Preferred Stock issued as PIK dividend payment, as elected by Highland.

June 2020 Investor Presentation SERIES B PREFERRED STOCK OVERVIEW NYSE Symbol JCAP-PB Structure of the Investment Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share with a liquidation preference of $25.00 per share Current Investment Size $39.3 million or 1,571,734 shares as of March 31, 2020 Investment Term JCAP has the right to redeem Series B Preferred Stock on or after January 26, 2023 Cost of Capital 7% cash dividend ▪ On January 26, 2018, JCAP issued $37.5 million of Series B cumulative redeemable perpetual preferred stock (“Series B Preferred Stock”) through a public offering 27

June 2020 Investor Presentation CREDIT FACILITY OVERVIEW Lead Lenders / Arrangers KeyBank National Association and BMO Harris Bank N.A. Structure of the Investment Senior secured revolving credit facility Current Balance As of March 31, 2020, the Company had $198 million outstanding on the credit facility. Term Three years, expiring March 24, 2023 with two one-year extension options to March 24, 2025 Capacity Up to $375 million debt capital, expandable up to $750 million with accordion feature, upon satisfaction of certain conditions. As of March 31, 2020, the Company had $51.6 million of net borrowing base capacity after considering the $198 million outstanding. Cost of Capital Interest at rates between 210 and 300 basis points over 30-day LIBOR Recent swap and cap agreements lock in a maximum one-month LIBOR of 0.43% on $200 million of debt capital through March 24, 2023. ▪ In March 2020, entered into an amended and restated senior secured revolving credit facility of up to $375 million with a syndicate of banks led by KeyBank National Association and BMO Harris Bank N.A. ▪ In May 2020, entered into a $100 million interest rate swap and a $100 million interest rate cap on the Company’s $375 million senior secured revolving line of credit, locking in a maximum one-month LIBOR of 0.43% on $200 million of debt capital through March 24, 2023. With these contracts in place, the Company has locked in a maximum cost of debt on $200 million of debt capital at approximately 3.1%, which it anticipates will decrease as investments underlying the borrowing base mature. 28

June 2020 Investor Presentation TERM LOANS OVERVIEW Lender FirstBank Structure of the Investment Secured by first mortgages on five of JCAP’s wholly owned self-storage facilities Investment Size $41.2 million as of March 31, 2020 Term Three years – August 2021 maturity date Cost of Capital Interest at floating variable rate of one-month LIBOR plus 225 basis points, which resets monthly Substantial Advantages of this Structure Match funding, no dilution, lower-cost capital ▪ On August 17, 2018, certain wholly owned subsidiaries of JCAP entered into loan agreements with FirstBank providing three term loans in the aggregate principal amount of $24.9 million. These term loans are secured by first mortgages on three of the Company’s wholly owned self-storage facilities. ▪ On January 18, 2019, a wholly owned subsidiary of JCAP entered into a loan agreement with FirstBank providing a term loan with a principal amount of $9.2 million secured by one of the Company’s wholly owned self-storage facilities. ▪ On August 13, 2019, a wholly owned subsidiary of JCAP entered into a loan agreement with FirstBank providing a term loan with a principal amount of $7.1 million secured by one of the Company’s wholly owned self-storage facilities. 29